UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of report
                                November 8, 2004
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            1-9792                                        63-0949734
            ------                                        ----------
    (Commission File Number)                   (IRS Employer Identification No.)


       32 Wilson Boulevard 100
          Addison, Alabama                                   35540
          ----------------                                   -----
 (Address of Principal Executive Offices)                  (Zip Code)

                                 (256) 747-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related
             -------------------------------------------------------------------
             Audit Report or Completed Interim Review.
             -----------------------------------------

         (a) Management of Cavalier Homes, Inc. (the "Company") determined that Statement of Financial Accounting Standards ("SFAS") No. 102, Statement of Cash Flows - Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale, requires separate presentation in the cash flow statement of transactions involving installment contracts originated for resale from those originated for investment. The Company has historically reported all installment loan activity as investing activities. On November 8, 2004, the audit committee of the Company's board of directors concluded that the previously issued Consolidated Statements of Cash Flows contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and the Company's quarterly reports on Form 10-Q for the 2004 and 2003 interim periods should be restated, and as such, the financial statements of the Company and the related auditors' report for the year ended December 31, 2003 reported therein should no longer be relied upon. The Company, in a Form 12b-25 filing dated November 9, 2004, delayed the filing of its third quarter report on Form 10-Q.

             In order to classify the origination, collection and sale of loans originated for resale as operating activities rather than investing activities, the Company's Consolidated Statements of Cash Flows will be restated for the years ended December 31, 2003, 2002 and 2001 and for the 2004 and 2003 quarterly periods. The restatement will have no effect on the Consolidated Statements of Operations for such periods.

             The decision to restate the Consolidated Statements of Cash Flows was made by the audit committee of the board of directors upon the recommendation of management. Having discussed the matter with management and the Company's independent accountants, the audit committee approved and authorized the Company's management to amend previously filed public reports. The Company will amend its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 27, 2004 and June 26, 2004, and restate the Consolidated Statements of Cash Flows contained in such reports as soon as practical. No amendments will be made to our Quarterly Reports on Form 10-Q for the first and second quarters of 2003 as all relevant changes will be reflected in the amended Form 10-K for the fiscal year ended December 31, 2003 and the amended Forms 10-Q for the first and second quarters of 2004. Stockholders and other investors should refer to the restated Consolidated Statements of Cash Flows when they become available. The Company will file its third quarter report on Form 10-Q as soon as the Company finalizes the reporting process relating to the above-referenced matters and the independent accountants complete their review.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          CAVALIER HOMES, INC.
                                              (Registrant)


Date: November 12, 2004          By     /s/ Michael R. Murphy
                                   --------------------------------------------
                                            Michael R. Murphy
                                            Chief Financial Officer